SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  December 28, 2001
                                                 -------------------------------


MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Asset Securitization Trust 2001-3 Mortgage Pass-Through Certificates, Series 2001-3)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
    ------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                  333-79283                06-1204982
--------------------------------------------------------------------------------
     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York               10019
--------------------------------------------------------------------------------
      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (212) 713-2000
                                                    ----------------------------



                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.       Other Events
              ------------
            On December 28, 2001 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Asset Securitization Trust 2001-3 Mortgage Pass-Through Certificates, Series 2001-3, Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-X, Class 1-PO, Class 2-A-1, Class 2-A-X, Class 2-PO, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 3-A-X, Class 3-PO, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 4-A-X1, Class 4-A-X2, Class 4-PO-1, Class 4-PO-2, Class A-R, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $288,703,146. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Wells Fargo Bank Minnesota, N.A., as master servicer, Citibank, N.A. as trustee and UBS Warburg Real Estate Securities Inc., as transferor. The Offered Certificates, together with the Company's MASTR Asset Securitization Trust 2001-3 Mortgage Pass-Through Certificates, Series 2001-3, Class B-4, Class B-5 and Class B-6 (collectively, the "Certificates") represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund (the "Trust Fund"), the property of which is, as of the Closing Date, primarily comprised of a pool of closed-end, fixed-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------
              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                Description
-----------------                          -----------
      (EX-4)                               Pooling and Servicing Agreement,
                                           dated as of December 1, 2001, among
                                           Mortgage Asset Securitization
                                           Transactions, Inc., Wells Fargo Bank
                                           Minnesota, N.A., Citibank, N.A. and
                                           UBS Warburg Real Estate Securities
                                           Inc.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


January 9, 2001

                                   By:  /s/  Hugh Corcoran
                                        --------------------------------------
                                       Name:   Hugh Corcoran
                                       Title:  Executive Director


                                   By:  /s/  Peter Ma
                                        --------------------------------
                                       Name:   Peter Ma
                                       Title:  Director

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.              Description                              Electronic (E)
-----------              -----------                              --------------
(EX-4)                   Pooling and Servicing Agreement,              E
                         dated as of December 1, 2001, among
                         Mortgage Asset Securitization
                         Transactions, Inc., Wells Fargo
                         Bank Minnesota, N.A., Citibank,
                         N.A. and UBS Warburg Real Estate
                         Securities Inc.